EXHIBIT 10.1

SEVENTH AMENDMENT TO CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated October 22, 2014, is made and entered into on the terms and conditions hereinafter set forth, by and between NATIONAL HEALTHCARE CORPORATION, a Delaware corporation (the "Borrower"), and BANK OF AMERICA, N.A., a national banking association ("Lender").

RECITALS:

1.

Pursuant to a Credit Agreement dated as of October 30, 2007, by and between the Borrower and the Lender, as amended by First Amendment to Credit Agreement dated as of October 28, 2008, Second Amendment to Credit Agreement dated as of October 27, 2009, Third Amendment to Credit Agreement dated as of October 26, 2010, Fourth Amendment to Credit Agreement dated October 25, 2011, Fifth Amendment to Credit Agreement dated October 24, 2012, and Sixth Amendment to Credit Agreement dated October 23, 2013, all by and between the Borrower and the Lender (as the same heretofore has been or hereafter may be further amended, restated, supplemented, extended, renewed, replaced or otherwise modified from time to time, the "Credit Agreement"), the Lender agreed to make Loans to the Borrower and to issue Letters of Credit for the account of the Borrower, all as more specifically described in the Credit Agreement.

2.

The parties hereto desire to amend the Credit Agreement in certain respects as more particularly hereinafter set forth.

AGREEMENTS:

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties hereto agree as follows:

1.

Amendment of Section 1.1.  Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate locations according to alphabetical order, or by amending and restating existing definitions to read as indicated, as applicable:

"Designated Jurisdiction" means any country or territory to the extent that such country or territory itself is the subject of any Sanction.

"Loan Notice" means a notice of (a)  a borrowing of a Loan, (b) a conversion of a Loan from one Type to the other, or (c) a continuation of a Eurodollar Rate Loan as the same Type, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A or such other form as may be approved by the Lender (including any form on an electronic platform or electronic transmission system as shall be approved by the Lender), appropriately completed and signed by a Responsible Officer of the Borrower.

"Maturity Date" means the later of (a) October 21, 2015, and (b) if maturity is extended pursuant to Section 2.12, such extended maturity date as determined pursuant to such Section.

"OFAC" means the Office of Foreign Assets Control of the United States Department of the Treasury.

"Responsible Officer" means (i) for the Borrower, its chief executive officer, president, senior vice president and controller, senior vice president and treasurer or secretary, (ii) for each other Loan Party, its chief executive officer, president, chief financial officer, chief accounting officer, treasurer, assistant treasurer or secretary, as applicable, and (iii) solely for purposes of notices given pursuant to Article 2, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Lender, or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Lender.  Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership or other action on the part of such Loan Party, and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.  To the extent requested by the Lender, each Responsible Officer will provide an incumbency certificate and appropriate authorization documentation, in form and substance satisfactory to the Lender.

"Sanction(s)" means any sanction administered or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, Her Majesty's Treasury or other relevant sanctions authority.

"Seventh Amendment" means the Seventh Amendment to Credit Agreement dated October 22, 2014, by and between the Borrower and the Lender.

"Seventh Amendment Effective Date" means October 22, 2014.

2.

Amendment of Definition of "Eurodollar Rate".  The definition of "Eurodollar Rate" is hereby amended by (a) deleting the word "Reuters" and substituting in lieu thereof the word "Bloomberg", and (b) adding the following paragraph at the end of the definition:

Notwithstanding the foregoing, if the Eurodollar Rate determined in accordance with the foregoing would be less than zero at any time or for any period, such rate shall be deemed to be zero at such time or during such period for purposes of this Agreement.

3.

Amendment of Section 2.02.  The first sentence of Subsection 2.02(a) is hereby amended to read as follows:

Each borrowing, each conversion of a Loan from one Type to the other, and each continuation of a Eurodollar Rate Loan shall be made upon the Borrower's irrevocable notice to the Lender, which may be given by: (x) telephone or (y) a Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to the Lender of a Loan Notice.

4.

Amendment of Section 5.13.  Section 5.13 is hereby amended by deleting the word " Sixth " in the first line and substituting in lieu thereof the word "Seventh".

5.

Addition of Section 5.19.  The Credit Agreement is hereby amended by adding the following new Section 5.19:

5.19  OFAC.  Neither the Borrower nor any of its Subsidiaries, nor, to the knowledge of the Borrower and its Subsidiaries, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity that is, or is owned or controlled by, a Person that is (a) currently the subject or target of any Sanctions or (b) located, organized or resident in a Designated Jurisdiction.

6.

Amendment of Section 7.02.  Subsection 7.02(b) is hereby amended by deleting the word "Sixth" in the two places in which it appears and substituting in lieu thereof the word "Seventh".

7.

Amendment of Section 7.03.  Subsection 7.03(b) is hereby amended by deleting the word "Sixth" in the two places in which it appears and substituting in lieu thereof the word "Seventh".

8.

Amendment of Section 7.06.  Subsection 7.06(e) is hereby amended by deleting the date "December 31, 2012" in the fourth line and substituting in lieu thereof the date "December 31, 2013".

9.

Addition of Sections 7.12 and 7.13.  The Credit Agreement is hereby amended by adding the following new Sections 7.12 and 7.13:

7.12  Sanctions.  Directly or indirectly, use the proceeds of any Credit Extension, or  lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person, to fund any activities of or business with any Person, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as Lender or otherwise) of Sanctions.

7.13  Anti-Corruption Laws.   Directly or indirectly use the proceeds of any Credit Extension for any purpose that would breach the United States Foreign Corrupt

Practices Act of 1977, the UK Bribery Act 2010 or other similar legislation in other jurisdictions.

10.

Amendment of Section 9.02.  Section 9.02(b) is hereby amended to read as follows:

(b)

Effectiveness of Facsimile Documents and Signatures.  The words "delivery", "execute", "execution", "signed", "signature" and words of like import in any Loan Document or any other document executed in connection herewith shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Lender, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Laws, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, the Lender is not obligated to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Lender pursuant to procedures approved by it; and provided further, without limiting the foregoing, upon the request of any party, any electronic signature shall be promptly followed by such manually executed counterpart.

11.

Amendment of Schedule 5.13.  Schedule 5.13 to the Credit Agreement is hereby replaced with Schedule 5.13 to this Amendment.

12.

Conditions to Effectiveness.  This Amendment shall be effective only upon the satisfaction of the following conditions:

(a)

the Borrower and the Lender shall have executed and delivered a counterpart of this Amendment;

(b)

each of the representations and warranties of the Borrower contained in Section 13 shall be true and correct in all material respects as of the date as of which all of the other conditions contained in this Section 12 shall have been satisfied; and

(c)

the Lender shall have received such documents, instruments, certificates, opinions and approvals as it reasonably may have requested.

13.

Representations and Warranties of the Borrower.  As an inducement to the Lender to enter into this Amendment, the Borrower hereby represents and warrants that, on and as of the date hereof, and taking into account the provisions hereof, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, except for (a) representations and warranties that expressly relate to an earlier date, which remain true and correct as of said earlier date, and (b) representations and warranties that have become untrue or incorrect solely because of changes permitted by the terms of the Credit Agreement and the other Loan Documents.

14.

Effect of Amendment; Continuing Effectiveness of Credit Agreement and Loan Documents.

(a)

Neither this Amendment nor any other indulgences that may have been granted to the Borrower by the Lender shall constitute a course of dealing or otherwise obligate the Lender to modify, expand or extend the agreements contained herein, to agree to any other amendments to the Credit Agreement or to grant any consent to, waiver of or indulgence with respect to any other noncompliance with any provision of the Loan Documents.

(b)

Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.  This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

(c)

Any noncompliance by the Borrower with any of the covenants, terms, conditions or provisions of this Amendment shall constitute an Event of Default.

(d)

Except to the extent amended or modified hereby, the Credit Agreement, the other Loan Documents and all terms, conditions and provisions thereof shall continue in full force and effect in all respects and shall be construed in accordance with the modifications of the Credit Agreement effected hereby.  Without limiting the generality of the foregoing, the Loan Documents and all of the Collateral described therein secure and shall continue to secure the payment of all Obligations, in each case taking into account the modifications of the Credit Agreement effected hereby.

15.

Further Actions.  Each of the parties to this Amendment agrees that at any time and from time to time upon written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party reasonably may request in order to effect the intents and purposes of this Amendment.

16.

Counterparts.  This Amendment may be executed in multiple counterparts or copies, each of which shall be deemed an original hereof for all purposes.  One or more counterparts or copies of this Amendment may be executed by one or more of the parties hereto, and some different counterparts or copies executed by one or more of the other parties.  Each counterpart or copy hereof executed by any party hereto shall be binding upon the party executing same even though other parties may execute one or more different counterparts or copies, and all counterparts or copies hereof so executed shall constitute but one and the same agreement.  Each party hereto, by execution of one or more counterparts or copies hereof, expressly authorizes and directs any other party hereto to detach the signature pages and any corresponding acknowledgment, attestation, witness or similar pages relating thereto from any such counterpart or copy hereof executed by the authorizing party and affix same to one or more other identical counterparts or copies hereof so that upon execution of multiple counterparts or copies hereof by all parties hereto, there shall be one or more counterparts or copies hereof to which is(are) attached signature pages containing signatures of all parties hereto and any corresponding acknowledgment, attestation, witness or similar pages relating thereto.

17.

Miscellaneous.

(a)

This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Tennessee, without reference to the conflicts or choice of law principles thereof.

(b)

The headings in this Amendment and the usage herein of defined terms are for convenience of reference only, and shall not be construed as amplifying, limiting or otherwise affecting the substantive provisions hereof.

(c)

All references herein to the preamble, the recitals or sections, paragraphs, subparagraphs, annexes or exhibits are to the preamble, recitals, sections, paragraphs, subparagraphs, annexes and exhibits of or to this Amendment unless otherwise specified.  The words "hereof", "herein" and "hereunder" and words of similar import, when used in this Amendment, refer to this Amendment as a whole and not to any particular provision of this Amendment.

(d)

Any reference herein to any instrument, document or agreement, by whatever terminology used, shall be deemed to include any and all amendments, modifications, supplements, extensions, renewals, substitutions and/or replacements thereof as the context may require.

(e)

When used herein, (1) the singular shall include the plural, and vice versa, and the use of the masculine, feminine or neuter gender shall include all other genders, as appropriate, (2) "include", "includes" and "including" shall be deemed to be followed by "without limitation" regardless of whether such words or words of like import in fact follow same, and (3) unless the context clearly indicates otherwise, the disjunctive "or" shall include the conjunctive "and".

 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

[Remainder of Page Intentionally Left Blank;

Signature Pages Follow]

BORROWER:

NATIONAL HEALTHCARE CORPORATION

By: /s/ John Lines

Name: John Lines

Title: Sr. VP & General Counsel

Signature Page to Seventh Amendment to Credit Agreement

LENDER:

BANK OF AMERICA, N.A.

By: /s/ Hope Walker

Name: H. Hope Walker

Title: V.P.

Signature Page to Seventh Amendment to Credit Agreement

SCHEDULE 5.13

SUBSIDIARIES

AND OTHER EQUITY INVESTMENTS

Part (a).

Subsidiaries.

Subsidiaries of National HealthCare Corporation:

Company Name	State of Organization
City Corporation	TN
NHC Delaware Investments Inc.	DE
NHC HealthCare/Lake City, Inc.	FL
NHC HealthCare/Pensacola, Inc.	FL
NHC/Delaware, Inc.	DE
NHC/OP, L.P.	DE
Premier Plus Insurance Company, Ltd.	Cayman Islands

Subsidiary of City Corporation:

Company Name	State of Organization
City Center L.P.	TN (1% General Partner Interest)

Subsidiaries of NHC/Delaware, Inc.:

Company Name	State of Organization
National Healthcare Center of Fort Oglethorpe, L.P.	TN (1% General Partner Interest)
Nutritional Support Services, L.P.	TN (1% General Partner Interest)
NHC/OP, L.P.	DE (1% General Partner Interest)

Subsidiaries of NHC/OP, L.P.:

Company Name	State of Organization
National Health Realty, LLC	DE
Medical Personnel Services, LLC	TN
Nutritional Support Services, L.P.	TN
Premier Group Insurance Company	TN
NHC HealthCare/Anniston, LLC	AL
NHC Place/Anniston, LLC	AL
NHC HealthCare/Moulton, LLC	AL
NHC HealthCare/Rossville, LLC	GA
NHC HealthCare/Glasgow, LLC	KY
NHC HealthCare/Madisonville, LLC	KY
Buckley HealthCare Center, LLC	MA
Holyoke HealthCare Center, LLC	MA
John Adams HealthCare Center, LLC	MA
Taunton HealthCare Center, LLC	MA
NHC HealthCare/Desloge, LLC	MO
NHC HealthCare/Joplin, LLC	MO
NHC HealthCare/Kennett, LLC	MO
NHC Place/Lake St. Charles, LLC	MO
NHC HealthCare-Macon, LLC	MO
NHC HealthCare/Maryland Heights, LLC	MO
NHC HealthCare-Osage Beach, LLC	MO
NHC HealthCare-Springfield Missouri, LLC	MO
NHC HealthCare/St. Charles, LLC	MO
NHC HealthCare/West Plains, LLC	MO
NHC HealthCare/Town & Country, LLC	MO
Quarters at Des Peres, LLC	MO
Villages of St. Peters, LLC	MO
Villages of Jackson Creek, LLC	MO
Villages of Jackson Creek Memory Care, LLC	MO
South County Senior Care, LLC	MO
Heartland HealthCare Center, LLC	NH
Pearl Street HealthCare Center, LLC	NH
Villa Crest HealthCare Center, LLC	NH
Anderson HealthCare Center, LLC	SC
NHC HealthCare/Aiken, LLC	SC
NHC HealthCare/Anderson, LLC	SC
NHC HealthCare/Bluffton, LLC	SC
NHC HealthCare-Charleston, LLC	SC
NHC HealthCare/Clinton, LLC	SC
NHC HealthCare/Garden City, LLC	SC
NHC HealthCare/Greenville, LLC	SC
NHC HealthCare/Greenwood, LLC	SC
NHC HealthCare/Laurens, LLC	SC
NHC HealthCare/Lexington, LLC	SC
NHC HealthCare/Mauldin, LLC	SC
NHC HealthCare/North Augusta, LLC	SC
NHC HealthCare/Parklane, LLC	SC
NHC Place-Charleston, LLC	SC
The Palmettos of Parklane, LLC	SC
The Palmettos of Bluffton, LLC	SC
The Palmettos of Garden City, LLC	SC
AdamsPlace, LLC	TN
NHC HealthCare/Athens, LLC	TN
NHC HealthCare/Chattanooga, LLC	TN
NHC HealthCare/Columbia, LLC	TN
NHC HealthCare/Cool Springs, LLC	TN
NHC HealthCare/Dickson, LLC	TN
NHC HealthCare/Farragut, LLC	TN
NHC HealthCare/Franklin, LLC	TN
NHC HealthCare/Hendersonville, LLC	TN
NHC HealthCare/Hillview, LLC	TN
NHC HealthCare/Holston Hills, LLC	TN
NHC HealthCare/Johnson City, LLC	TN
NHC HealthCare/ Kingsport, LLC	TN
NHC HealthCare/Knoxville, LLC	TN
NHC HealthCare/Lewisburg, LLC	TN
NHC HealthCare/McMinnville, LLC	TN
NHC HealthCare/Milan, LLC	TN
NHC HealthCare/Oakwood, LLC	TN
NHC HealthCare/Pulaski, LLC	TN
NHC HealthCare/Scott, LLC	TN
NHC HealthCare/Sequatchie, LLC	TN
NHC HealthCare/Smithville, LLC	TN
NHC HealthCare/Somerville, LLC	TN
NHC HealthCare/Sparta, LLC	TN
NHC HealthCare/Springfield, LLC	TN
NHC HealthCare/Tullahoma, LLC	TN
NHC HealthCare-Sumner, LLC	TN
Standifer Place Properties, LLC	TN
The Health Center of Hermitage, LLC	TN
The Health Center of Nashville, LLC	TN
NHC-Maury Regional HealthCare, LLC	TN
NHC-Maury Regional Transitional Care Center, LLC	DE
NHC HealthCare/Bristol, LLC	VA
Arizona HealthCare Advisors, LLC	AZ
Hudson HealthCare Advisors, LLC	FL
Georgia HealthCare Advisors, LLC	GA
Kansas HealthCare Advisors, LLC	KS
Massachusetts HealthCare Advisors, LLC	MA
Missouri HealthCare Advisors, LLC	MO
New Hampshire HealthCare Facilities Advisors, LLC	NH
NHC Homecare Missouri, LLC	MO
NHC Homecare-South Carolina, LLC	SC
South Carolina HealthCare Advisors, LLC	SC
Tennessee HealthCare Advisors, LLC	TN

Schedule 5.13, p. 3

Part (b).

Other Equity Investments.

Knoxville Health Care Center, LP	25% general partner (NHC/OP)
Caris HealthCare, LP	74.6% limited partner (NHC/OP)
National Hospice, Inc.	50% owned by NHC/OP
National HealthCare Center of Fort Oglethorpe, L.P.	99% limited partner (NHC/OP)
City Center L.P.	99% limited partner (NHC/OP)
NHC Reliant Psychiatric Services, LLC	60% member (NHC/OP)
NFR OpCo, LLC	26% member (NHC/OP )
NFR Augusta Senior Living I, LLC	10% member (NHC/OP)
St. Peters II Holdings, LLC	25% member (NHC/OP)
Palmetto Long Term Care Coalition, LLC	30% member (NHC/OP)

Schedule 5.13, p. 4

Structure of National HealthCare Corporation

10-13-2014

Public Shareholders
(14,098,343 common shares outstanding as of 9/30/2014 & 10,836,659 preferred shares outstanding as of 9/30/2014)
Board of Directors
P. Abernathy—'15 A. Adams—'17 R. Adams—'15 E. Burgess—'17 E. Hassan—'17 T. LaRoche—'16 L. Tucker—'16
National HealthCare Corporation[1]
[NYSE-MKT: NHC]
[100%]
City Corporation
Premier Plus Ins. Co. (Cayman Islands corp.) (licensed liability ins. corp.)
NHC Delaware Investments Inc.
NHC HealthCare/ Lake City, Inc.
NHC HealthCare/ Pensacola, Inc.
Nutritional Support Services, LP (Network Pharm.)
NHC/Delaware, Inc.[1]
1% G.P.
99% L.P.
1% G.P.
99% L.P.
1% G.P.
City Center L.P.
99% L.P.
Premier Group Ins. (licensed in 11 states/workers comp)
100%
NHC/OP, L.P.[1&2]
74.6%
Caris HealthCare, L.P. (Hospice J.V.)
50%
1% G.P.
National Hospice, Inc.
24.4%
N. McCrae
50%
Medical Personnel Services, LLC
NHC Homecare Missouri, LLC
NHC Homecare (a wholly owned division)
NHC Rehab (a wholly owned division)
National Health Realty, LLC
NHC Homecare—South Carolina, LLC
NHC Maury Regional HealthCare, LLC
(Name of State) HealthCare Advisors, LLC, Governing Body consists of 1) Sr. RVP and 2) Member's officers; Single member (or 99%)
South Carolina Health Care Advisors, LLC
30%
Palmetto Long-Term Care Coalition, LLC (PLTCC)
40%
AllyAlign Health, Inc.
30%
THI of South Carolina, LLC
NHC HealthCare/___ LLC for AL, GA, KY, MA, MO, NH, SC, TN & VA; one LLC per center; Governing Body consists of 1) Administrator and 2) Sr. Regional V.P. (owned/leased centers) Single member (or 99%)
25%
St. Peters II Holdings, LLC
75%
Javelin Group
80%
NHC-Maury Regional Transitional Care Center
20%
Maury Regional Hospital
25% G.P.
Knoxville Health Care, Center, L.P.
25% G.P.
Fortress Corporation (a sub. of Covenant Health)
50% L.P.
MRB & Associates, G.P.
99% L.P.
National Healthcare Center of Fort Oglethorpe, L.P.
1% G.P.
NHC/Delaware, Inc.
10%
NFR Augusta Senior Living I, LLC
80%
RSF Camellia Walk V, LP
10%
Camellia Walk Member, LLC
26%
26%
NFR OP CO, LLC
48%
RSF Reit V TRS, Inc.
60%
NHC Reliant Psychiatric Services, LLC
40%
Reliant HealthCare, LLC

- NOTES -

1 *Delaware entity*

2 *During 2000 all leased centers were re-licensed in the name of separate LLCs, with NHC/OP, L.P. as 100% member or 99%, with NHC/Delaware being 1%.*

Schedule 5.13, p. 5

SCHEDULE 7.02

EXISTING INVESTMENTS

Existing Investments in Subsidiaries identified in Part (a) of Schedule 5.13.

Investments		June 30, 2014
Premier Plus Insurance Company Not a guarantor Consolidates with NHC	Wholly owned subsidiary (Borrower)	$ 11,630,211 Investments eliminated in consolidation
Premier Group Insurance Company Not a guarantor Consolidates with NHC	Wholly owned subsidiary (NHC/OP)	2,700,000 Investments eliminated in consolidation
City Center, LP Not a guarantor Consolidates with NHC	1% general (City Corporation) and 99% limited (NHC/OP) partner	3,238,701 Investment eliminated in consolidation
NHC of Fort Oglethorpe, LP Not a guarantor Consolidates with NHC	1% general (NHC/Delaware, Inc.) and 99% limited (NHC/OP) partner	(623,592) Investment eliminated in consolidation
Nutritional Support Services, LP Not a guarantor Consolidates with NHC	1% general (NHC/Delaware, Inc.) and 99% limited (NHC/OP) partner	11,160,795 Investment eliminated in consolidation
Knoxville Health Care Center, LP Not a guarantor Recorded on equity method Does not consolidate with NHC	25% general partner (Borrower)	1,007,364
Caris HealthCare, LP Not a guarantor Recorded on equity method Does not consolidate with NHC	74.6% limited partner (NHC/OP)	31,732,136
National Hospice, Inc. General partner for Caris HealthCare, LP Not a guarantor Recorded on equity method Does not consolidate with NHC	50% owned by NHC/OP	448,855
NFR Augusta Senior Living I, LLC Not a guarantor Recorded on equity method Does not consolidate with NHC	10% member (NHC/OP)	427,616
NFR OpCO, LLC	26% member (NHC/OP, L.P.)	(14,335)
NHC Reliant Psychiatric Services, LLC	60% member (NHC HealthCare/Osage Beach, LLC)	142,668
St. Peters II Holdings, LLC	25% member (NHC/OP, L.P.)	525,049
Palmettos Long Term Care Coalition, LLC	30% member (NHC/OP, L.P.)	200,000

Notes Receivable		June 30, 2014
Standifer Place, LLC	Chattanooga Health and Edu. Bonds (currently held by NHC/OP)	50,000
Sarasota Health Care	First mortgage (currently held by National Health Realty, LLC)	2,723,583
Standifer Place, LLC	Working capital loan (currently held by NHC/OP)	2,003,292
Osceola Health Care Center	First mortgage (currently held by Premier Plus)	8,480,717

Schedule 7.02, p. 2

SCHEDULE 7.03

EXISTING INDEBTEDNESS

Notes Payable by Obligor
National Health Corporation	Term note	10,000,000
Standifer Place, LLC	Chattanooga Health & Educational Facilities Bonds	50,000

Guarantees:
None

Schedule 7.03, p. 1